SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) July 15, 2008

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced second quarter and first six months results through June 30, 2008.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated July 15, 2008, announcing the second quarter and first six months results through June 30, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: July 15, 2008

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR THE SECOND QUARTER AND FIRST SIX MONTHS OF 2008

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported second quarter 2008 net income of $1,516,000 or $0.07 per diluted share.  This represents an increase of $708,000 or 87.6% over the second quarter 2007 net income of $808,000 or $0.04 per diluted share.  For the six month period ended June 30, 2008, the Company has now earned $2,745,000 or $0.13 per diluted share.  This also represents an increase of $1.5 million or over 122% when compared to net income of $1,236,000 or $0.06 per diluted share for the first six months of 2007.  The following table highlights the Company’s financial performance for the both the three and six month periods ended June 30, 2008 and 2007:

	Second Quarter 2008	Second Quarter 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007

Net income	$1,516,000	$808,000	$2,745,000	$1,236,000
Diluted earnings per share	$ 0.07	$ 0.04	$ 0.13	$0.06

 Allan R. Dennison, President and Chief Executive Officer, commented on the second quarter 2008 financial results, “The strong earnings growth that AmeriServ Financial has achieved in 2008 resulted from the execution of our community bank focused strategic plan and the actions we have taken over the past several years to conservatively position our balance sheet.  Our improved net interest margin, good asset quality, and strong capital levels provide AmeriServ with better financial ability to work through this period of economic uncertainty and turmoil within the financial markets.”

The Company’s net interest income in the second quarter of 2008 increased by $953,000 from the prior year’s second quarter and for the first six months of 2008 increased by $1.7 million or 14.5% when compared to the first six months of 2007.  The Company’s net interest margin is also up sharply by 57 and 46 basis points, respectively for the quarter and six-month periods ended June 30, 2008.  The Company’s balance sheet positioning allowed it to benefit from the significant Federal Reserve reductions in short-term interest rates and the return to a more traditional positively sloped yield curve.  As a result of these changes, the Company’s interest expense on deposits and borrowings declined at a faster rate than the interest income on loans and investment securities.  These factors, combined with greater average loans outstanding over the past 12 months, caused the increased net interest income and margin in 2008.  Overall, net interest income has now increased for six consecutive quarters and the Company believes its balance sheet is well positioned for continuation of a lower interest rate environment in 2008.

The Company recorded a $1,375,000 provision for loan losses in the second quarter of 2008 and a $1,525,000 provision for the six month period ended June 30, 2008 compared to no loan loss provision for either period in 2007.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  The higher loan provision in 2008 was caused by the Company’s decision to strengthen its allowance for loan losses due to higher net charge-offs and the downgrade of the rating classification of a few specific performing commercial loans due to the slowing economy.  Net charge-offs in the second quarter of 2008 amounted to $721,000 or 0.46% of total loans compared to net charge-offs of $99,000 or 0.07% of total loans in the second quarter of 2007.  The higher second quarter 2008 net charge-offs were primarily due to a $786,000 charge down on a commercial real estate apartment property which the Company took ownership of and transferred to other real-estate owned during the quarter.  For the six month period ended June 30, 2008, net charge-offs have amounted to $814,000 or 0.26% of total loans compared to net charge-offs of $181,000 or 0.06% of total loans for the same six month period in 2007.  Non-performing assets increased moderately since the first quarter of 2008 but are still lower than the year-end 2007 level.  Non-performing assets totaled $3.7 million or 0.60% of total loans at June 30, 2008 compared to $5.3 million or 0.83% of total loans at December 31, 2007.  Overall, the allowance for loan losses provided 214% coverage of non-performing assets and was 1.28% of total loans at June 30, 2008 compared to 137% of non-performing assets and 1.14% of total loans at December 31, 2007.  Note also that the Company has no exposure to sub-prime mortgage loans in either the loan or investment portfolios.

The Company’s non-interest income in the second quarter of 2008 increased by $1.8 million from the prior year’s second quarter and for the first six months of 2008 increased by $2.4 million when compared to the first six months of 2007.  The largest item causing the increase in 2008 was a $1.6 million increase in revenue from bank owned life insurance due to the payment of two death claims.  The remainder of the increase in non-interest income was driven by increases in almost all reported non-interest revenue categories.  Trust fees increased by $48,000 for the 2008 quarterly period and by $134,000 or 4.0% for the six-month period due to continued successful new business development efforts.  The fair market value of trust assets totaled $1.8 billion at June 30, 2008.  Deposit service charges also increased by $171,000 for the 2008 quarterly period and $320,000 or 26.2% for the six-month period due to increased overdraft fees and greater service charge revenue that resulted from a realignment of the bank’s checking accounts to include more fee based products.  The Company also recorded an increase on gains realized on residential mortgage loan sales into the secondary market that amounted to $42,000 for the second quarter of 2008 and $106,000 for the six month period ended June 30, 2008.  This increase reflects improved residential mortgage production from the Company’s primary market as this has been an area of emphasis in the Company’s strategic plan.  Other income increased by $271,000 for the 2008 six-month period due primarily to a gain realized on the mandatory redemption of shares of VISA stock that occurred in the first quarter of 2008 and increased revenue from financial services activities.  Finally, these positive items were partially offset by a $137,000 loss realized on the sale of $18 million of investment securities in the second quarter of 2008.  The Company took advantage of the positively sloped yield curve to position the investment portfolio for better future earnings by selling some of the lower yielding securities in the portfolio and replacing them with higher yielding securities with a modestly longer duration.

Total non-interest expense in the second quarter of 2008 increased by $503,000 from the prior year’s second quarter and for the first six months of 2008 increased by $609,000 or 3.5% when compared to the first six months of 2007. The higher 2008 second quarter expenses were due to a $552,000 increase in other expenses, a $92,000 increase in professional fees, and a $91,000 charge on the prepayment of $6 million of Federal Home Loan Bank Advances.  Note that the increase in other expenses was largely caused by the non-recurrence of a favorable $400,000 recovery on a previous mortgage loan securitization that was realized in the second quarter of 2007. The $91,000 FHLB debt prepayment charge resulted from the Company’s decision to retire some higher cost advances and replace them with lower cost current market rate advances in order to reduce ongoing interest expense.  These negative items were partially offset by expense decreases recorded in salaries and employee benefits and equipment expense as a result of the Company’s continuing focus on containing and reducing non-interest expenses.  For the first six months of 2008, salaries and employee benefits costs are down by $173,000 or 1.8% due to a 23 or 6.1% reduction in total full-time equivalent employees and reduced medical insurance premiums.  The $265,000 reduction in equipment expense resulted from the benefits achieved on the migration to a new core data processing operating system and mainframe processor.

ASRV had total assets of $877 million and shareholders’ equity of $92.2 million or a book value of $4.22 per share at June 30, 2008.  The Company further built its capital during the second quarter of 2008 and the asset leverage ratio grew to 10.47%.  During the first quarter of 2008, the Company repurchased 354,500 shares of its common stock at an average price of $3.11 in conjunction with the terms of the Company’s stock buyback program that was announced on January 22, 2008.  The Company did not repurchase any additional shares during the second quarter.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

July 15, 2008

(In thousands, except per share and ratio data)

(All quarterly and 2008 data unaudited)

2008

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,229	$1,516	$2,745

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.55%	0.71%	0.63%
Return on average equity	5.43	6.64	6.04
Net interest margin	3.32	3.58	3.45
Net charge-offs as a percentage of average loans	0.06	0.46	0.26
Loan loss provision as a percentage of average loans	0.10	0.89	0.49
Efficiency ratio	82.87	73.20	77.67

PER COMMON SHARE:
Net income:
Basic	$0.06	$0.07	$0.13
Average number of common shares outstanding	22,060	21,847	21,954
Diluted	0.06	0.07	0.13
Average number of common shares outstanding	22,062	21,848	21,955

2007

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$428	$808	$1,236

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.20%	0.37%	0.28%
Return on average equity	2.05	3.79	2.93
Net interest margin	2.97	3.01	2.99
Net charge-offs as a percentage of average loans	0.06	0.07	0.06
Loan loss provision as a percentage of average loans	-	-	-
Efficiency ratio	94.16	88.52	91.28

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.04	$0.06
Average number of common shares outstanding	22,159	22,164	22,162
Diluted	0.02	0.04	0.06
Average number of common shares outstanding	22,166	22,171	22,168

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2008 data unaudited)

2008

	1QTR	2QTR
PERFORMANCE DATA AT PERIOD END
Assets	$902,349	$877,230
Investment securities	151,967	148,819
Loans	632,934	623,798
Allowance for loan losses	7,309	7,963
Goodwill and core deposit intangibles	14,254	14,038
Deposits	682,459	722,913
FHLB borrowings	106,579	40,214
Stockholders’ equity	91,558	92,248
Non-performing assets	3,050	3,717
Asset leverage ratio	9.78%	10.47%
PER COMMON SHARE:
Book value (A)	$4.19	$4.22
Market value	2.79	2.98
Market price to book value	66.62%	70.59%
Trust assets – fair market value (B)	1,828,475	1,813,231

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	350	353
Branch locations	19	18
Common shares outstanding	21,842,691	21,850,773

2007

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$891,559	$876,160	$897,940	$904,878
Investment securities	185,338	174,508	170,765	163,474
Loans	603,834	604,639	629,564	636,155
Allowance for loan losses	8,010	7,911	7,119	7,252
Goodwill and core deposit intangibles	15,119	14,903	14,687	14,470
Deposits	768,947	762,902	763,771	710,439
FHLB borrowings	15,170	4,258	23,482	82,115
Stockholders’ equity	85,693	86,226	88,517	90,294
Trust assets – fair market value (B)	1,828,475	1,872,366	1,846,240	1,883,307
Non-performing assets	2,706	2,825	2,463	5,280
Asset leverage ratio	10.23%	10.36%	10.44%	9.74%
PER COMMON SHARE:
Book value	$3.87	$3.89	$3.99	$4.07
Market value	4.79	4.40	3.33	2.77
Market price to book value	123.88%	113.12%	83.44%	68.07%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	376	358	351
Branch locations	21	21	20	20
Common shares outstanding	22,161,445	22,167,235	22,180,650	22,188,997

    NOTES:

        (A) Other comprehensive income had a negative impact of $0.17 on book value per share at June 30, 2008.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2008 data unaudited)

2008

			YEAR
INTEREST INCOME	1QTR	2QTR	TO DATE
Interest and fees on loans	$10,462	$9,862	$20,324
Total investment portfolio	1,820	1,588	3,408
Total Interest Income	12,282	11,450	23,732

INTEREST EXPENSE
Deposits	4,499	3,861	8,360
All borrowings	1,048	623	1,671
Total Interest Expense	5,547	4,484	10,031

NET INTEREST INCOME	6,735	6,966	13,701
Provision for loan losses	150	1,375	1,525
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,585	5,591	12,176

NON-INTEREST INCOME
Trust fees	1,790	1,737	3,527
Net realized losses on investment securities	-	(137)	(137)
Net realized gains on loans held for sale	89	121	210
Service charges on deposit accounts	734	807	1,541
Investment advisory fees	226	218	444
Bank owned life insurance	249	1,923	2,172
Other income	750	674	1,424
Total Non-interest Income	3,838	5,343	9,181

NON-INTEREST EXPENSE
Salaries and employee benefits	4,830	4,812	9,642
Net occupancy expense	661	653	1,314
Equipment expense	431	414	845
Professional fees	769	910	1,679
FHLB prepayment penalty	-	91	91
FDIC deposit insurance expense	22	20	42
Amortization of core deposit intangibles	216	216	432
Other expenses	1,850	1,909	3,759
Total Non-interest Expense	8,779	9,025	17,804

PRETAX INCOME	1,644	1,909	3,553
Income tax expense	415	393	808
NET INCOME	$1,229	$1,516	$2,745

2007

			YEAR
INTEREST INCOME	1QTR	2QTR	TO DATE
Interest and fees on loans	$10,061	$10,303	$20,364
Total investment portfolio	2,114	2,005	4,119
Total Interest Income	12,175	12,308	24,483

INTEREST EXPENSE
Deposits	5,699	5,931	11,630
All borrowings	521	364	885
Total Interest Expense	6,220	6,295	12,515

NET INTEREST INCOME	5,955	6,013	11,968
Provision for loan losses	-	-	-
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,955	6,013	11,968

NON-INTEREST INCOME
Trust fees	1,704	1,689	3,393
Net realized gains on loans held for sale	25	79	104
Service charges on deposit accounts	585	636	1,221
Investment advisory fees	102	329	431
Bank owned life insurance	258	265	523
Other income	559	594	1,153
Total Non-interest Income	3,233	3,592	6,825

NON-INTEREST EXPENSE
Salaries and employee benefits	4,885	4,930	9,815
Net occupancy expense	664	615	1,279
Equipment expense	546	564	1,110
Professional fees	695	818	1,513
FDIC deposit insurance expense	22	22	44
Amortization of core deposit intangibles	216	216	432
Other expenses	1,645	1,357	3,002
Total Non-interest Expense	8,673	8,522	17,195

PRETAX INCOME	515	1,083	1,598
Income tax expense	87	275	362
NET INCOME	$428	$808	$1,236

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2008 data unaudited)

    Note:  2007 data appears before 2008.

2007

2008

		SIX		SIX
	2QTR	MONTHS	2QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$599,395	$596,176	$621,395	$625,989
Deposits with banks	666	625	446	395
Federal funds	6,355	3,389	-	212
Total investment securities	183,293	192,714	149,889	161,676

Total interest earning assets	789,709	792,904	771,730	788,272

Non-interest earning assets:
Cash and due from banks	17,445	17,264	17,056	17,495
Premises and equipment	8,822	8,779	9,101	8,993
Other assets	71,021	68,572	72,596	72,780
Allowance for loan losses	(7,971)	(8,016)	(7,350)	(7,329)

Total assets	$879,026	$879,503	$863,133	$880,211

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$56,250	$57,273	$65,495	$64,902
Savings	73,640	73,916	70,976	69,822
Money market	183,911	189,400	105,308	104,744
Other time	345,285	336,555	350,229	348,681
Total interest bearing deposits	659,086	657,144	592,008	588,149
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	2,367	9,282	35,822	56,409
Advanced from Federal Home Loan Bank	3,930	2,661	11,822	11,770
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	678,468	682,172	652,737	669,413

Non-interest bearing liabilities:
Demand deposits	105,055	103,477	109,316	109,980
Other liabilities	9,956	8,829	9,220	9,374
Stockholders’ equity	85,547	85,025	91,860	91,444
Total liabilities and stockholders’ equity	$879,026	$879,503	$863,133	$880,211